UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 20, 2020

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.625% Senior Notes due 2021	CCL21	New York Stock Exchange LLC
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On July 20, 2020, Carnival Corporation (together with Carnival plc, the “Company,” “we,” “us,” or “our”) closed its previously announced private offering (the “Notes Offering”) of $775 million aggregate principal amount of 10.500% Second-Priority Senior Secured Notes due 2026 (the “USD Notes”) and €425 million aggregate principal amount of 10.125% Second-Priority Senior Secured Notes due 2026 (the “Euro Notes” and, together with the USD Notes, the “Secured Notes”). The Secured Notes were issued pursuant to an Indenture, dated as of July 20, 2020 (the “Indenture”), among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee and security agent.

The Secured Notes mature on February 1, 2026 unless earlier redeemed or repurchased. No sinking fund is provided for the Secured Notes. Cash interest on the USD Notes and the Euro Notes will accrue from July 20, 2020 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2020, at a rate of 10.500% and 10.125% per year, respectively.

The Secured Notes are fully and unconditionally guaranteed, jointly and severally, on a second-priority senior secured basis by Carnival plc and certain of Carnival Corporation’s and Carnival plc’s subsidiaries that own or operate the Company’s vessels and material intellectual property. In the future, each of Carnival Corporation’s and Carnival plc’s subsidiaries (other than immaterial subsidiaries) that guarantees certain other indebtedness of Carnival Corporation, Carnival plc or any other guarantor, including, in each case, indebtedness in an aggregate principal amount in excess of $300 million, will guarantee the Secured Notes.

The Secured Notes and the related guarantees are generally secured by second-priority security interests in the collateral, which generally includes (i) shares of capital stock of each subsidiary guarantor, subject to customary limitations; (ii) 83 of the vessels currently owned or operated by Carnival Corporation, Carnival plc and the other guarantors including assignments of insurance claims and earnings in respect of such vessels; (iii) the material intellectual property currently owned or controlled by Carnival Corporation, Carnival plc and the other guarantors; (iv) other assets of Carnival Corporation, Carnival plc and the other guarantors consisting of inventory, trade receivables, intangibles, computer software and casino equipment, in each case associated with the vessels being mortgaged; and (v) other assets on which Carnival Corporation, Carnival plc and the other guarantors may elect from time to time to grant a lien securing the Secured Notes (clauses (i) through (v), collectively, the “Collateral”), subject to permitted liens and certain exclusions and release provisions as further described in the Indenture and the related security documents.

On or after August 1, 2023, Carnival Corporation may redeem the Secured Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture. In addition, prior to August 1, 2023, Carnival Corporation may redeem the Secured Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Secured Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. Notwithstanding the foregoing, at any time and from time to time prior to August 1, 2023, Carnival Corporation may redeem up to 40% of the original aggregate principal amount of the Secured Notes (calculated after giving effect to any issuance of additional notes) using the net cash proceeds of one or more equity offerings at a redemption price equal to 110.500% (in the case of USD Notes) or 110.125% (in the case of Euro Notes), plus accrued and unpaid interest, so long as at least 50% of the original aggregate principal amount of the Secured Notes (calculated after giving effect to any issuance of additional notes) remains outstanding after each such redemption. Carnival Corporation may also redeem the Secured Notes, in whole but not in part, at any time, upon giving not less than 10 nor more than 60 days’ prior written notice to the holders of the Secured Notes, at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to, but not including, the redemption date, if Carnival Corporation or any guarantor would have to pay any additional amounts on the Secured Notes due to a change in tax laws, regulations or rulings or a change in the official application, administration or interpretation of such laws, regulations or rulings, which in each case is announced and becomes effective after July 15, 2020.

The Indenture contains covenants that limit the ability of Carnival Corporation, Carnival plc and their restricted subsidiaries to, among other things: (i) incur additional indebtedness or issue certain preferred shares; (ii) make dividend payments on or make other distributions in respect of their capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create liens on assets; (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; and (vii) enter into certain transactions with their affiliates. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Carnival Corporation shall offer to repurchase the Secured Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

The Indenture sets forth certain events of default after which the Secured Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving Carnival Corporation, Carnival plc, any of our or Carnival plc’s significant subsidiaries or any group of our or Carnival plc’s subsidiaries that, taken together, would constitute a significant subsidiary after which the Secured Notes become automatically due and payable.

The obligations of Carnival Corporation under the Indenture and the Secured Notes issued thereunder will be secured by second-priority security interests in the Collateral for the benefit of the secured parties under the Indenture, pursuant to collateral agreements, pledge agreements, charge agreements and collateral assignments to be entered into on or after July 20, 2020 under the laws of the United States and certain other jurisdictions, which security interests will be perfected on or after July 20, 2020 in accordance with the agreed security principles described in the Indenture. Those security interests are subject to intercreditor agreements governing the rights and priorities of the secured parties under the Indenture and the holders of certain other indebtedness outstanding on July 20, 2020 or incurred in the future.

The Secured Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to non-U.S. investors in reliance on Regulation S under the Securities Act. The Secured Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The description of the Indenture and the Secured Notes above is qualified in its entirety by reference to the text of the Indenture and the form of Note attached thereto, which will be filed with the next periodic report of Carnival Corporation.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Secured Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On July 20, 2020, the Company issued a press release announcing the closing of the Notes Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this this Current Report on Form 8-K, including the Exhibits hereto (collectively, this “document”), as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

•	Net revenue yields	•	Net cruise costs, excluding fuel per available lower berth day
•	Booking levels	•	Estimates of ship depreciable lives and residual values
•	Pricing and occupancy	•	Goodwill, ship and trademark fair values
•	Interest, tax and fuel expenses	•	Liquidity
•	Currency exchange rates	•	Adjusted earnings per share
		•	Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund resulting reductions in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, growth, reputation, litigation, cash flows, liquidity, and stock price
•

As a result of the COVID-19 outbreak, we have paused our guest cruise operations, and if we are unable to re-commence normal operations in the near-term, we may be out of compliance with a maintenance covenant in certain of our debt facilities as of May 31, 2021

•	World events impacting the ability or desire of people to travel may lead to a decline in demand for cruises
•	Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters may impact the satisfaction of our guests and crew and lead to reputational damage
•	Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax may lead to litigation, enforcement actions, fines, penalties, and reputational damage
•	Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and lead to reputational damage
•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction
•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs

•	Fluctuations in foreign currency exchange rates may adversely impact our financial results
•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options
•	Geographic regions in which we try to expand our business may be slow to develop or ultimately not develop how we expect
•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Carnival Corporation and Carnival plc dated July 20, 2020 (relating to the Notes Offering)
104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date: July 20, 2020		Date: July 20, 2020